NEIGHBORCOMM(TM) SERVICE AGREEMENT


This NeighborComm(TM) Service Agreement ("Agreement") is made this 12th day May, 2000 between FutureOne Inc., a Nevada corporation (hereinafter referred to as "FutureOne"), Morley Family Investments, LLLP, a Colorado limited liability limited partnership and ROCOLO VI, a Colorado limited liability company and Ray O'Sullivan - Ridgeview Devp., LLC, or his assigns (hereinafter collectively referred to as the "System Provider").

                                    RECITALS

WHEREAS, FutureOne is a full service communications company which provides communications and infrastructure design and installation services.

WHEREAS, System Provider owns the rights to install communication and cable services for that certain real estate development, in Colorado Springs, Colorado, described as Ridgeview at Stetson Hills, consisting of approximately 850 acres of residential single family homes, 115 acres of commercial and 50 acres of multi-family housing. (the "Property"). The parties understand that the owners of Ridgeview at Stetson Hills have the right to modify the land uses described above as they may desire.

WHEREAS, FutureOne is creating a unique product (the "NeighborComm System") to provide bundled communications services, including voice video and data, a community Intranet and a virtual community portal. The NeighborComm intranet and community portal will be designed around the Ridgeview development to provide a single point for residents, local businesses and government agencies to communicate in a local environment over the Internet and intranet.

                          I. COMMITMENTS OF FUTUREONE

FutureOne shall provide voice, video and data communications to homes within various subdivisions within the Property. These bundled services will be based on regular local dial tone telephone service, long distance telephone service (including selected voice over IP internet long distance), video on demand and high speed Internet connections. The parties acknowledge that these services are intended to be phased into the development as set forth on Exhibit C attached hereto, subject to the following contingency.

FutureOne also desires to provide cable TV services, but is currently unable to provide such services. Accordingly, FutureOne is currently exploring obtaining a franchise agreement from the city of Colorado Springs, possible resale of other providers services and the possible use of wireless and satellite providers. In the event that FutureOne becomes able to provide cable TV services, the parties hereby agree to amend this Agreement to reflect this change and to modify the cost and timing schedules accordingly.

In addition, FutureOne will supply an intranet within the community that allows neighbors to communicate directly with other neighbors and FutureOne intends to expand this Intranet network to include local businesses, schools and government agencies. FutureOne will also supply its proprietary software to allow the intranet to provide local bulletin boards, want ads, homeowner association management, security and other local features.

FutureOne will provide System Provider with sales and advertising material and provide training sessions for residents and home builders on the Property.
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                       II. COMMITMENTS OF SYSTEM PROVIDER

System Provider shall be responsible to install the cable and/or conduit from the backbone to the structures and/or any portion of the backbone as agreed between System Provider and FutureOne, according to the schedule set forth on Exhibit A attached hereto. Services to complete the infrastructure installation required of System Provider will be provided to System Provider by OPEC CORP., ("OPEC"), a wholly owned subsidiary of FutureOne that is familiar with the specifications required for this infrastructure. All such services shall be charged at prices reasonable and customary in the area to be determined by System Provider and OPEC at the time of installation and shall include a discount of 10% from prices normally charged to developers for similar services. System Provider will pay for all such infrastructure installation on a net 30 basis. Notwithstanding anything contained in this paragraph, System Provider shall retain the exclusive right to obtain competitive bids for all work to be performed hereunder for the purpose of determining prices that are "reasonable and customary" and to use such bids as a basis for negotiating prices for any work to be performed by OPEC.

System Provider hereby grants FutureOne the exclusive right to provide the NeighborComm System described in this Agreement to residents of the Property and System Provider agrees not to enter into any additional agreements with other similar service providers for the services to be supplied by FutureOne under this Agreement, as long as this Agreement is in effect. System Provider shall assist FutureOne in encouraging builders, commercial enterprises and homeowners on the Property to subscribe to the NeighborComm System and shall exclusively recommend the NeighborComm System to homebuilders and its other customers. The parties agree to meet and confer in good faith at appropriate times after the Effective Date herein with the goal of reaching mutual agreement on the particular methods, processes and forms of actual assistance in encouraging builders, commercial enterprises and homeowners on the Property to subscribe to the NeighborComm System.

System Provider acknowledges that FutureOne provides the NeighborComm System to other entities and individuals, including other builders, developers and property managers and some services may be provided to others through a portion of the backbone infrastructure installed in the Property.

                         III. MAINTENANCE OF FACILITIES

FutureOne shall be responsible for performing maintenance and repair services for all equipment necessary to complete the network and infrastructure for the NeighborComm System (the "NeighborComm System Equipment"). FutureOne shall make all repairs, replacements and upgrades to the NeighborComm System Equipment that are necessary to keep them in good working order and in a condition suitable for providing the NeighborComm System as contemplated by this Agreement. FutureOne shall comply with all applicable government regulations and laws regarding the services provided under this agreement.

FutureOne shall be responsible, at its cost and expense, for performing or causing to be performed maintenance and repair services for all NeighborComm System Equipment.

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                               IV. TRANSFERABILITY

This Agreement shall run with the Property and shall be binding upon and inure to the benefit of System Provider and any person who acquires right, title or interest in or to all or any portion of the Property, and FutureOne and its permitted successors and assigns.

Any benefits or rights conferred by this Agreement to System Provider are non-transferable without the express written consent and approval of FutureOne, except that System Provider may transfer this Agreement to any entity that is owned, controlled or managed by the current owners of System Provider. Any benefits or rights conferred by this Agreement to FutureOne are non-transferable without the express written consent and approval of System Provider, except that FutureOne may transfer this Agreement to any entity that is owned, controlled or managed by FutureOne. The approval of the transfer of this Agreement by either party to a third party shall not be unreasonably withheld. The terms of this Agreement shall also be exclusive and apart from any other contract entered into between FutureOne and System Provider.

Notwithstanding anything to the contrary in this Section IV, FutureOne may, without System Provider's approval and in FutureOne's sole discretion, from time to time, (i) grant to any person or entity a security interest in the FutureOne NeighborComm Facilities (as defined below), and (ii) assign or pledge
FutureOne's interest in this Agreement to any person or entity to finance FutureOne's obligations under this Agreement or the operation of the business of FutureOne or its subsidiaries.

          V. NON-DISCLOSURE, NON-COMPETE & NON-SOLICITATION PROVISIONS

System Provider acknowledges that the NeighborComm System including the, community intranet and bundled communications services contemplated under this Agreement are concepts that are not exclusive to FutureOne but all specific information regarding services, procedures, programs, processes, and equipment, used in providing FutureOne's Neighborcomm System are valuable to FutureOne and agrees not to disclose, discuss, divulge, disseminate, make available or distribute any specific information regarding FutureOne's NeighborComm System to anyone that is not a party to this Agreement, without the express written permission of FutureOne. System Provider further agrees not to copy, use or imitate the specific services, procedures, programs, processes, and equipment used in the NeighborComm System developed and designed by FutureOne in other projects developed by System Provider or the current owners of System Provider without the prior written approval of FutureOne.

System Provider and the owners of System Provider agree not to compete with FutureOne in any way by providing similar services or technology to others or to make such plans or technology available to any third party without the express written permission of FutureOne. System Provider and the owners of System Provider also own other developments, and each of these developments is separate from any other development. Given the nature of the technology and the possible proliferation of such technology in the future, the restrictions of his section are not intended to prevent the current owners of System Provider to discuss and negotiate with any competitive service provider for services for other than the Property.

Each of the parties to this Agreement hereto shall not directly or indirectly hire, solicit for hire, or otherwise contract with any employee(s) of any other party to this Agreement in any capacity, including subcontractor status, during the term of this Agreement or for a period of twenty four (24) months thereafter without the express written approval of the affected party. Should this section be breached, in addition to all other remedies available under law, a party who violates this Section agrees to pay to the aggrieved party an amount equal to the greater of $10,000 or 40% of the total compensation for a standard work year

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(2,080  hours),  including  any  increases  agreed to by the parties  within six months of employment for each such employee hired by the violating party or related employing entity.

An "employee" for purposes of this Section is hereby defined as any employee of a party, including the employees of any affiliate of a party and any person employed as a subcontractor of a party or any affiliate of a party that is providing services to System Provider or FutureOne and its affiliates under this Agreement.

    VI. DESIGN, INSTALLATION AND OWNERSHIP OF THE SYSTEM AND INFRASTRUCTURE

FutureOne shall design and engineer the complete network and infrastructure and determine the type and brand name of the equipment and the type and brand name of the cabling to be used to install the NeighborComm System in the Property provided that the network infrastructure and equipment selected and used by FutureOne in installing the NeighborComm System shall be compatible with US WEST communication systems. FutureOne shall supply all equipment necessary to complete the backbone of the network, including computer switching hardware, connection boxes and set top boxes, which may be leased or sold to consumers, and FutureOne shall own all such equipment and infrastructure. FutureOne shall supply all software and necessary support for the NeighborComm Internet and intranet service.

System Provider shall within ten (10) days of the signing of this Agreement provide to FutureOne, $100,000 which shall be used to pay for certain immediate costs of required infrastructure as indicated on Exhibit A. This infrastructure shall be purchased as part of the first purchase as indicated on Exhibit B. System Provider shall only be required to pay for those infrastructure costs and expenses marked on Exhibit A with an "X". System Provider, at System Provider's sole option, may elect to pay for additional infrastructure costs not marked with an "X" on Exhibit A. FutureOne shall purchase from System Provider all required and optional infrastructure installed and paid for by System Provider as set forth in this Agreement.

System Provider shall be responsible to install the cable and/or conduit from the backbone to the structures and/or any portion of the backbone as agreed between System Provider and FutureOne, according to the schedule set forth on Exhibit A attached hereto. The parties acknowledge that the specific items and amounts indicated on Exhibit A are estimates based on the current network design and that since this is a long term project there may be changes to the items indicated on Exhibit A, based on changes in technology, network capabilities and requirements and increases or decreases in item costs. After installation of the connections from the backbone to the structures, FutureOne shall have the exclusive right to purchase the infrastructure installed and paid for by System Provider upon the terms specified below and according to the schedule set forth on Exhibit B attached hereto.

                         VII. COMMON STOCK OF FUTUREONE

Upon FutureOne's receipt and acceptance of the Investor Questionnaire attached hereto as Exhibit D and pursuant to the schedule set forth on Exhibit B attached hereto FutureOne shall issue shares (the "Shares") of its common stock, par value $0.001 per share ("Common Stock") to System Provider as detailed in the First Amendment attached hereto and incorporated herein.

Any issuance of Common Stock shall be made in aggregate amounts equal to System Provider's actual cost of the infrastructure installed and paid for by System Provider on the Property and shall be made upon submission by System Provider to FutureOne of paid invoices reflecting the actual amounts expended for the

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infrastructure.   All   Such   issuances   shall  be  made  in   tranches   (the
"Infrastructure Repayment Tranches") as set forth on the schedule set forth on Exhibit B attached hereto. The value of the Common Stock for purposes of the initial issuance and each Infrastructure Repayment Tranch shall be determined by the average of the closing prices of Common Stock as reported in the consolidated reporting system (for exchange traded securities and last sale reported for over-the-counter securities) for the 21 trading days immediately preceding the established date for issuance of such Infrastructure Repayment Tranch (the "Stock Valuation Price").

In addition, System Provider will be issued warrants to purchase Common Stock of FutureOne equal to fifteen percent (15%) of the number of shares of Common Stock issued in each Infrastructure Repayment Tranch. Such warrants shall vest immediately upon issuance and shall be exercisable for seven (7) years at a price equal to the Stock Valuation Price.

All right, title and interest in the infrastructure, computers, equipment and software, which are part of the NeighborComm System, shall remain with FutureOne or its affiliates or subsidiaries ("FutureOne NeighborComm Facilities").

                      VIII. REPRESENTATIONS AND WARRANTIES

     (a) Each party to this Agreement hereby represents and warrants to the other party hereto as follows:

          (i) In the case of FutureOne, it is a duly organized corporation created under the laws of the State of Nevada, and has full power, right and authority to enter into this Agreement.

          (ii) System Provider includes a duly organized limited liability limited partnership and a limited liability company respectively, created under the laws of the State of Colorado. System Provider has the requisite power and all required permits and plat approvals to carry on the present and proposed activities, and has full power, right and authority to enter into this Agreement and to perform each and all of their obligations provided for herein.

          (iii) System Provider has taken or caused to be taken all requisite action under its governing instruments to authorize the execution and delivery of, and the performance of its obligations under, this Agreement.

          (iv) Each person who, in its name, executes this Agreement has been duly authorized to execute this Agreement on its behalf.

          (v) Neither its execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, is at the time executed in conflict with its governing instruments or any other agreements or instruments to which it is a party or by which it is bound.

          (vi) There is no litigation served on it which challenges its authority to execute, deliver or perform this Agreement, and it has disclosed to the other party any threatened litigation with respect to such matters of which it is aware.

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     (b) System Provider  represents and warrants to FutureOne that there are no exclusive rights granted to any other providers of voice, video or data services prior to the Effective Date of this Agreement with respect to the Property.

               IX. RELATIONSHIP OF THE PARTIES & RIGHTS TO REVENUE

It is expressly understood and agreed that neither party shall act as an employee or agent of the other party, and nothing contained in this Agreement shall be construed to create a joint venture, partnership, association or other affiliation, or like relationship, between the parties. It is specifically agreed that the relationship is and shall remain that of independent parties to a contractual relationship and that System Provider shall have no right to bind FutureOne in any manner nor shall the FutureOne have the right to bind System Provider. In no event shall either party be liable for the debts or obligations of the other.

System Provider agrees that FutureOne shall establish the prices for providing NeighborComm System services, shall directly bill each customer for such amounts and that all revenues derived by FutureOne from providing NeighborComm System services, equipment or other services, including products or services provided to customers through affiliates of FutureOne, are the exclusive revenue of FutureOne and System Provider shall have no claim to any such revenues.

                        X. FUTUREONE NEIGHBORCOMM SYSTEM

System Provider agrees that FutureOne's NeighborComm System and its services and products are subject to change without notice, but FutureOne shall at all times provide basic telephone service according to the standards of all applicable government regulations and laws regarding this service, which are applicable to FutureOne and further, FutureOne shall comply with all applicable government regulations and laws regarding the services provided under its NeighborComm System.

             XI. COOPERATION TO PROMOTE THE PROJECT AND NEIGHBORCOMM

System Provider and FutureOne agree that the NeighborComm System and the services contemplated under this Agreement represent a unique advancement in communications services and that it is in the best interest of both parties to promote the availability of the NeighborComm System and the related services to various forms of news and advertising media, including newspapers, magazines, radio and television. Therefor, the parties hereby agree to cooperate in the mutual promotion of the NeighborComm Community concept and its related services and to jointly make available press releases, access to the Property and equipment and to release appropriate information to authorized news agencies. To the extent System Provider uses web sites, advertising and other promotional material to market its development, System Provider hereby agrees to use the FutureOne NeighborComm trademarked name and logo in any advertising used by System Provider to promote Ridgeview at Stetson Hills and System Provider hereby agrees to allow FutureOne to use its name, Ridgeview at Stetson Hills, and any of its logos in promoting FutureOne's NeighborComm System. Nothing contained in this Agreement will be construed as FutureOne granting any rights to System Provider by license or otherwise, to any of FutureOne's intellectual property. System Provider's cooperation in promoting the NeighborComm System and related services shall not impose any financial obligation on System Provider to promote NeighborComm or any related services.

System Provider further agrees to assist FutureOne in promoting web site design, e-commerce and e-business services to builders and other commercial entities that locate on the Property and agrees to exclusively recommend FutureOne's

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services to these  entities.  The parties agree to meet and confer in good faith at appropriate times after the Effective Date herein with the goal of reaching mutual agreement on the particular methods, processes and forms of actual assistance to assist FutureOne in the promoting as described above.

                 XII. INDEMNIFICATION & HOLD HARMLESS AGREEMENTS

          (i) FutureOne shall indemnify, defend, protect and hold harmless System Provider and its officers, directors, equity owners, employees, agents, representatives and affiliates from and against all demands, claims, losses, liabilities, injuries, damages, settlements, judgments, penalties, fines, suits, causes of action, costs and expenses (including reasonable fees and disbursements of attorneys and other professionals and court costs) suffered or incurred by any one or more of them to the extent arising out of or relating to design, installation, upgrade, retrofit, maintenance, renovation, repair or operation by FutureOne of the FutureOne NeighborComm Facilities, FutureOne's marketing or offering activities or representations respecting owners and potential owners at the Property, the activities of FutureOne or its affiliates on or about the Property, FutureOne's breach of any of its representatives or warranties hereunder, or infringement by FutureOne of patents, copyrights or intellectual property rights.

          (ii)  System  Provider  shall  indemnify,  defend,  protect  and  hold harmless FutureOne and its officers, directors, equity owners, employees, agents, representatives, parents, subsidiaries and affiliates and System
Provider's affiliates, from and against all demands, claims, losses, liabilities, injuries, damages, settlements, judgments, penalties, fines, suits, causes of action, costs and expenses (including reasonable fees and disbursements of attorneys and other professionals and court costs) suffered or incurred by any one or more of them and arising out of or relating to the planning, design, development, subdivision, construction, maintenance, repair, replacement, operation or management of the Property, System Provider's breach of any of its representations or warranties hereunder, any construction and installation by System Provider on the Property, the renting, leasing or purchasing of System Provider residential units at the Property, the condition of the Property, the maintenance, renovation or repair by System Provider of its facilities or the presence, release, discharge, spilling or disposal of hazardous materials on, in, under or about the Property by System Provider, its agents, employees, and contractors. For purposes hereof, "hazardous materials" means any substance, chemical, pollutant or waste that is at any time identified as hazardous, toxic or dangerous under any applicable federal, state or local law or regulation and specifically includes but is not limited to asbestos and asbestos containing materials, polychlorinated biphenyl's (PCB's) and petroleum or other fuels (including crude oil or any fraction or derivative thereof).

                    XIII. FUTURE RELATIONSHIP OF THE PARTIES

The Parties acknowledge that this Agreement is intended to be the basis for FutureOne to continue to provide its NeighborComm System to other properties that may be developed by System Provider and its owners. Therefore, if FutureOne has met all of its obligations under this Agreement in a manner satisfactory to System Provider, System Provider and its owners shall grant to FutureOne a right to offer a proposal to install their NeighborComm System in other developments to be developed by System Provider or its owners.

                                 XIV TERMINATION

Either party may terminate this Agreement or suspend its performance hereunder at any time, by giving written notice thereof, upon the occurrence of any of the following events:

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(a) Any default by the other party under this  Agreement.  A default  under this
Agreement is defined as a failure by a party to perform any of its material obligations hereunder. A default shall not be deemed to have occurred until the party that has allegedly failed to perform as required shall have first received written notice setting forth the nature of the default or performance failure and shall have failed to remedy the situation within a reasonable time thereafter, not to exceed thirty (30) days.

(b) The cessation of business activities by the other party, or if the other party is adjudicated as bankrupt or makes a general assignment for the benefit of creditors under any insolvency act, or if a permanent receiver or trustee in bankruptcy is appointed for the property of the party and such adjudication, assignment or appointment is not vacated within sixty (60) days.

Neither the expiration nor the early termination of this Agreement shall release either party from the obligation to pay any sum which may then be owing to the other party or from the obligation to perform any other duty or discharge any other liability incurred prior to the effective date of such expiration or termination.

Upon any termination of this Agreement under this provision, each party shall be fully released from all rights and duties hereunder, without recourse or remedy, except for all of the provisions included in Section XI above. System Provider at its sole option, may sell, and FutureOne shall be obligated to purchase, any infrastructure installed or under construction, at the date of termination, on the terms and conditions specified in this Agreement. If FutureOne is in default of this Agreement, System Provider may consider other providers for communications services to homes within the various subdivisions built by System Provider.

Except for the foregoing, neither party shall, by reason of the termination of this Agreement, be liable to the other party for any compensation or damages, including (without limitation) compensatory damages, termination charges, loss of profits, or any expenses, investments or commitments made in connection with this Agreement.

                              XV. OTHER PROVISIONS

     NOTICES. Any notice hereunder to a party shall be deemed to be properly served in writing and personally delivered or mailed to:

         In the case of System Provider:
                  Mark Morley
                  101 N. Cascade Ave, Suite 310
                  Colorado Springs, CO 80903

                  Phone 719-471-1742
                  Fax 719-471-4812


         With a copy to:   Michael C. Cook, P.C.
                           407 S. Tejon St., #650
                           Colorado Springs, CO 80903
                           Phone 719-632-1222
                           Fax 719-632-0974

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         In the case of FutureOne:
                  FutureOne, Inc.
                  4250 East Camelback Road, Suite K-124
                  Phoenix, AZ 85018-2751
                  Phone 602-852-9725
                  Fax 602-522-8714
                  Attn: Vice President - NeighborComm

Or to such other address as may have been furnished in writing by such party to the other parties to this Agreement, and shall be deemed to have been given as of the time delivered or, if mailed, as of the time acknowledged as received if mailed registered or certified mail, postage prepaid, it being the intention that all notices pursuant hereto shall be effective only upon receipt.

     COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed, shall constitute an original copy hereof, but all of which together shall constitute one and the same document.

     SECTION HEADINGS AND GENDER. The section headings herein have been inserted for convenience of reference only and shall in no way modify or restrict any of the terms or provisions hereof. The use of the masculine or any other pronoun herein when referring to any party has been for convenience only and shall be deemed to refer to the particular party intended regardless of the actual gender of such party.

     ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties with respect to the transactions contemplated hereby, and supersedes any prior agreements, understandings or representations between the parties, written or oral regarding the subject matter hereof.

     EXCLUSIVE GOVERNING LAW. This Agreement shall be construed under the laws of the State of Colorado without regard to its conflicts of law principle.

     SEVERABILITY. In the event any term or provision of this Agreement is declared to be, invalid, or illegal for any reason, this Agreement shall remain in full force and effect and the same shall be interpreted as though such invalid or illegal provision were not a part hereof.

     ARBITRATION. The parties hereby covenant and agree that, except as otherwise set forth in this Agreement, any suit, dispute, claim, demand, controversy or cause of action of every kind and nature whatsoever, known or unknown, fixed or contingent, that the parties may now have or at any time in the future claim to have based in whole or in part, or arising from or that in any way is related to the negotiations, execution, interpretation or enforcement of this Agreement (collectively, the "Disputes") shall be completely and finally settled by submission of any such Disputes to arbitration under the Rules of Arbitration and Conciliation of the American Arbitration Association then in effect. If the parties to the Dispute are unable to agree on a single arbitrator, then such binding arbitration shall be conducted before a panel of three (3) arbitrators that shall be comprised of one (1) arbitrator designated by each party to the dispute and a third arbitrator designated by the two (2) arbitrators selected by the parties to the Dispute. Unless the parties to the Dispute agree otherwise, the arbitration proceedings shall take place in Phoenix, Arizona and the arbitrator(s) shall apply the law of the State of Colorado, USA, to all issues in dispute. The findings of the arbitrator(s) shall be final and binding on the parties to the Dispute. Judgment on such award may be entered in any court of appropriate jurisdiction, or applications may be made to that court for a judicial acceptance of the award and an order of enforcement, as the party seeking to enforce that award may elect. Notwithstanding any applicable rules of arbitration, all arbitral awards shall be in writing and shall set forth in particularity the findings of fact and conclusions of law of the arbitrator or arbitrators. In all disputes, the non-prevailing party shall pay the reasonable attorneys' fees and costs of the prevailing party.

     AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by System Provider and FutureOne. No waiver by any party of any default, misrepresentations, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     INCORPORATION OF EXHIBITS AND SCHEDULES. The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

ROCOLO VI LLC.,                         FUTUREONE INC.,
a Colorado limited liability company    a Nevada corporation


By:                                     By:
    -------------------------------         -------------------------------

Name:                                   Name:
     ------------------------------          ------------------------------

Its:                                    Its
    -------------------------------         -------------------------------

MORLEY FAMILY INVESTMENTS, LLLP         RAY O'SULLIVAN AND/OR ASSIGNS
a Colorado limited liability company    Ridgeview Devp. LLC


By:                                     By:
    -------------------------------         -------------------------------

Name:                                   Name:
     ------------------------------          ------------------------------

Its:                                    Title:
    -------------------------------           -----------------------------


ACCEPTED, ACKNOWLEDGED AND AGREED
as of the ______________ day of __________, 2000.

OPEC CORP., a Colorado corporation

By:
    -------------------------------

Name:
     ------------------------------

Its:
    -------------------------------

                                                                       Exhibit A

                             COST OF INFRASTRUCTURE
                                   (ESTIMATED)

THE CURRENT ESTIMATED COST OF THE BACKBONE
INFRASTRUCTURE IS AS FOLLOWS:                               TO BE PAID FOR BY:

                                                             System    Future
                                                            Provider   One
                                                            --------   ------
PathStar switch (configured for 1,000 customers)
Installation
Marconi FiberStar (first 1,000) units
Vault                                               45,000     X
Equipment for vault                                 20,000     X
Back up power for vault
Computer equipment                                  15,000     X
Software
Initial cabling and cross box                       20,000     X
Virtual community portal development
                                                  $100,000

VARIABLE INFRASTRUCTURE COSTS

PathStar (per 32 ports/card)
Pathstar (1 rack per 15 cards)
Marconi FiberStar (per unit)
Cable (per unit)                                               X
Cable to home and box (per unit)                               X

Note: The above costs are estimated and do not include any costs that may be necessary to deliver cable TV, video on demand or cost increases that may occur because of inflation, new technology or changes in system design that may occur during the build out period.




------------------------------                   -------------------------------
System Provider                                  FutureOne

                                                                       Exhibit B

                SCHEDULE OF INFRASTRUCTURE PURCHASES BY FUTUREONE

FutureOne shall purchase the Infrastructure installed and paid for by System Provider as follows:

1. The Parties agree that upon signing the Agreement, FutureOne shall immediately purchase from System Provider $400,000 of infrastructure in accordance with the terms specified in Section VII of the Agreement.

2.   Thereafter purchases shall occur on the earlier of:

     a.   Six months from the date of the last purchase.

     b.   The completion of infrastructure to 250 structures.

     c.   The expenditure of $175,000 or more by System Provider.




------------------------------                   -------------------------------
System Provider                                  FutureOne

                                                                       Exhibit C

             Targeted Implementation for RIDGEVIEW AT STETSON HILLS

1ST STAGE IMPLEMENTATION:

TARGET: APRIL 15, 2000

TELEPHONE SERVICE

FutureOne will immediately begin providing telephone service on a resale basis.

FutureOne has installed a toll free line (800-268-9244) for customer service, ordering and support. For customers that already have US WEST, order will be processed by FutureOne to switch the customer to FutureOne. New customers can now order direct from FutureOne and each order for new service will then be dispatched to OPEC for immediate installation. Brad Black and Jeff Barnum are assigned to customer support.

FutureOne has developed a brochure for the homeowner that explains some of the features and benefits of NeighborComm. These brochures will be distributed to existing households in the community and given to builders to distribute and place in model homes. An incentive of one month's free basic telephone service is being offered for new customers. FutureOne will work with builders to assist in training and selling NeighborComm services and free phone service will be offered to builders for use in their models and construction sites.

OPEC will immediately install a cross-box for providing telephone services to existing Ridgeview homeowners over the existing US WEST facilities and will immediately install interduct to the next areas of home development to pull the necessary cabling to service these homes as they are sold. OPEC will then install wiring and telephone drop boxes to each home.

2ND STAGE IMPLEMENTATION:

TARGET: OCTOBER 1, 2000

HIGH SPEED INTERNET

FutureOne will install the needed communications equipment to support DSL Internet service, which can be supplied over the existing cable being installed by OPEC.

FutureOne will produce advertising materials announcing the availability of Internet service and distribute to existing homes. These materials then will compliment those materials currently being distributed to new homeowners advertising telephone service.

Assistance in installing CPE (customer premise equipment) will be provided.




------------------------------                   -------------------------------
System Provider                                  FutureOne

VIRTUAL COMMUNITY PORTAL

During this period FutureOne will focus on attracting sources of local content, subscribing local businesses to the VPN (virtual private network) as customers and securing the involvement of local schools and government.

At end of this period an initial version of the virtual community portal will be introduced to existing and potential new customers.

At the end of this period, FutureOne will begin providing training on use of the community portal and basic Internet navigating skills. It is anticipated that group training sessions will be organized and offered to the community.

LONG DISTANCE AND CELLULAR PHONE SERVICE

At the end of this period, FutureOne plans on offering long distance telephone service and cellular phone service to new and existing customers to further enhance a complete telecommunications offering.

COMPLETED NEIGHBORCOMM IMPLEMENTATION:

TARGET: OCTOBER 1, 2000

SWITCHED BASED TELEPHONE SERVICE

During this period the Lucent PathStar switch will be installed by Lucent Netcare and additional enhanced telephone services such as voice messaging will be offered.

VIDEO ON DEMAND

Converting to the PathStar switch will allow FutureOne to offer video on demand.




------------------------------                   -------------------------------
System Provider                                  FutureOne

                                                                       Exhibit D

                            PERSONAL AND CONFIDENTIAL

     THIS SUBSCRIPTION AGREEMENT RELATES TO THE PURCHASE OF SECURITIES OF FUTUREONE, INC., A NEVADA CORPORATION (THE "COMPANY"), THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE APPLICABLE SECURITIES LAWS OF ANY STATE ("STATE LAWS"). THESE SECURITIES MAY NOT, AT ANY TIME, BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT AND STATE LAWS, OR DELIVERY TO THE COMPANY OF AN OPINION OF LEGAL COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE PURCHASE OF THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF LOSING THEIR ENTIRE INVESTMENT.


                             SUBSCRIPTION AGREEMENT


FutureOne, Inc.
4250 E. Camelback Road
Suite K-192
Phoenix, AZ  85018


Ladies and Gentlemen:


     The undersigned (the "Subscriber") hereby represents, warrants and agrees with FutureOne, Inc., a Nevada corporation (the "Company"), as follows:

1. SUBSCRIPTION. SUBJECT TO THE TERMS AND CONDITIONS HEREOF, THE SUBSCRIBER HEREBY IRREVOCABLY SUBSCRIBES FOR AND AGREES TO ACQUIRE __________ SHARES OF THE COMPANY'S COMMON STOCK, PAR VALUE $.001 PER SHARE (THE "SHARES"), IN CONSIDERATION FOR CERTAIN NEIGHBORCOMM SYSTEM FACILITIES TO BE ACQUIRED FROM THE SUBSCRIBER BY THE COMPANY PURSUANT TO A CERTAIN NEIGHBORCOMM SERVICE AGREEMENT TO BE ENTERED INTO BY THE COMPANY AND THE SUBSCRIBER. THE SUBSCRIBER UNDERSTANDS THAT THE SALE OF THE SHARES IS BEING MADE WITHOUT REGISTRATION UNDER THE ACT OR ANY STATE LAW AND IS BEING MADE TO "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501 OF REGULATION D UNDER THE ACT) AND OTHER PERSONS DEEMED BY THE COMPANY TO BE SUITABLE PURCHASERS UNDER SECTION (B)(2)(II) OF RULE 506 OF REGULATION D UNDER THE ACT. THE SUBSCRIBER ACKNOWLEDGES THAT THE SHARES WILL BE SUBJECT TO RESTRICTIONS ON TRANSFER PURSUANT TO APPLICABLE LAW AND THE TERMS SET FORTH IN THIS SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT").

2. ACCEPTANCE OF SUBSCRIPTION AND ISSUANCE OF SHARES. IT IS UNDERSTOOD AND AGREED THAT, UPON EXECUTION AND DELIVERY BY THE COMPANY OF THIS SUBSCRIPTION AGREEMENT, THE COMPANY HAS, IN RELIANCE UPON THE REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER AND AGAINST PAYMENT FOR THE SHARES, ACCEPTED THIS SUBSCRIPTION. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, THERE SHALL BE NO OBLIGATION TO ISSUE ANY SHARES IF SUCH ISSUANCE WOULD CONSTITUTE A VIOLATION OF THE ACT OR STATE LAWS.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER. THE SUBSCRIBER HEREBY REPRESENTS, WARRANTS AND COVENANTS TO THE COMPANY AND EACH OFFICER, DIRECTOR, AND AGENT OF THE COMPANY:

     (a) That the Subscriber is authorized to acquire the Shares and otherwise to comply with its obligations required under this Agreement; the person signing this Agreement on behalf of an entity is duly authorized by such entity to do so; this Agreement is the valid and binding agreement of the Subscriber and enforceable against the Subscriber in accordance with its terms;

     (b) That the Subscriber is organized and qualified under the laws of the state indicated below;

     (c) That in formulating a decision to acquire the Shares, the Subscriber has been given the opportunity to ask questions, and to obtain any information necessary to permit the Subscriber to verify the accuracy of the information and has been furnished all such information so requested; the Subscriber has not relied or acted on the basis of any representations or other information purported to be given on behalf of the Company;

     (d) That the Subscriber has been encouraged to rely upon the advice of the Subscriber's legal counsel and accountants or other financial advisers with respect to the tax and other considerations relating to the acquisition of Shares and has been offered, during the course of discussions concerning the acquisition of Shares, the opportunity to ask such questions and inspect such documents concerning the Company and its business and affairs as the Subscriber has requested so as to understand more fully the nature of the investment and to verify the accuracy of the information supplied;

     (e) That the Subscriber understands that the acquisition of the Shares involves various risks; investment in the Shares should be regarded as speculative and involving a high degree of risk; the Subscriber is fully aware of the nature of its investment in the Shares and the lack of liquidity of its investment in the Shares;

     (f) That the Subscriber (i) can bear the economic risk of the acquisition of the Shares including the total loss of the Subscriber's investment and (ii) has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Shares;

     (g) That the Shares being acquired will be acquired for the Subscriber's own account without a view to public distribution or resale and that the Subscriber has no contract, undertaking, agreement or arrangement to sell or otherwise transfer or dispose of any Shares or any portion thereof to any other person.

     (h) That the Subscriber is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Act.

     Beneficial Ownership Representation - This item is only to be completed by Subscribers that are corporations, partnerships, trusts or other entities. THE NUMBER OF BENEFICIAL OWNERS OF INTERESTS IN THE SUBSCRIBER IS

          _________________ Indicate Number of Beneficial Owners

          Accredited Investor Representation - This item is only to be completed by Subscribers that are corporations, partnerships, trusts or other entities. THE SUBSCRIBER IS EITHER:

               (1) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance Company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; a Small Business Investment Company licensed by the U.S. Small Business Administration under
                    Section 301(c) or (d) of the Small Business Investment Act of 1958;

               (2) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

               (3) an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

               (4) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person that has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risk of the prospective investment; or

               (5) an entity in which all of the equity owners are accredited investors.

               _________________Answer "Yes" or "No"

     (i) That the Shares have not been registered under the Act or the securities laws of any state and are subject to restrictions on transfer as described herein;

     (j) That the Subscriber will not sell, assign, pledge, give, transfer or otherwise dispose of any Shares or any portion thereof unless such Shares are registered under the Act and any applicable state securities laws or, if required by the Company, the Subscriber obtains an opinion of counsel that it is satisfactory to the Company that such Shares may be sold, transferred or otherwise disposed in reliance on an exemption from such registration requirements;

     (k) That (i) the Company has no obligation or intention to register any Shares for resale or transfer under the Act or any state securities laws or to take any action (including the filing of reports or the publication of information as required by Rule 144 under the Act) that would make available an exemption from the registration requirements of any such laws for the resale or transfer of the Shares and (ii) the Subscriber therefore may be precluded from selling or otherwise transferring or disposing of any of the Shares or any portion thereof for an indefinite period of time or at any particular time;

     (l) That no federal or state agency including the Securities and Exchange Commission, the Arizona Corporation Commission, the Nevada Secretary of State or the securities commission or authorities of any other state has approved or disapproved the Shares, passed upon or endorsed the merits of the offering, or made any finding or determination as to the fairness of the Shares for investment; and

     (m) That the Shares are being offered and sold in reliance on specific exemptions from the registration requirements of federal and State Laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings set forth herein in order to determine the suitability of the Subscriber to acquire Shares.

CONDITION TO OBLIGATIONS. The subscription made hereby may be accepted or rejected by the Company at any time after the execution hereof by the Subscriber for any reason or no reason. Unless rejected by the Company, no Subscriber shall have the right to demand a return of his, her or its Subscription under any circumstances.

WAIVER, AMENDMENT; BINDING EFFECT. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

ASSIGNABILITY. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Subscriber without the prior written consent of the other.

APPLICABLE LAW; JURISDICTION AND VENUE. This Agreement shall be governed by and construed in accordance with the laws of Arizona, without regard to the conflict of laws provisions thereof. Any action or proceeding to interpret or enforce this Subscription Agreement shall be held in Maricopa County, Arizona and the Subscriber, by its signature below, irrevocably consents to the jurisdiction of any court with appropriate subject matter jurisdiction located in Maricopa County, Arizona.

COUNTERPARTS. This Agreement may be executed in any number of counterparts and by facsimile, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

NOTICES. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid:

If to the Company, to it at the following address:

                    FutureOne, Inc.
                    4250 E. Camelback Road
                    Suite K-192
                    Phoenix, AZ  85018

If to the Subscriber, to it at the address set forth on the signature page hereto; or at such other address as either party shall have specified by notice in writing to the other.

                                    SURVIVAL.

All representations, warranties and covenants contained in this agreement shall survive (i) the acceptance of the subscription by the company and (iii) the death or disability of the subscriber.

NOTIFICATION OF CHANGES. The Subscriber hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the acceptance of the Subscription which would cause any representation, warranty, or covenant of the Subscriber contained in this Agreement to be false or incorrect.

                                     LEGEND.

Each certificate representing Shares sold pursuant to this Agreement will be imprinted with a legend in substantially the following form:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR FOREIGN SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED.

     This Subscription Agreement is executed this _____________ day of ________, 2000, at ________________ (city), _________________ (state).


BY: (CHECK ONE)

_____     CORPORATION (Please include a copy and the filing date of the articles
          of   incorporation,   bylaws  and   certified   corporate   resolution
          authorizing signature.)

_____ PARTNERSHIP (Please include a copy of the Partnership Agreement authorizing signature.)

_____ TRUST (Please include name of trust, name of trustee, and date trust was formed and copy of the Trust Agreement or other authorization of signature authority.)


           ----------------------------------------------------------
                         Please print the EXACT name the
           purchaser desires to appear in the records of the Company.

           ----------------------------------------------------------

           ----------------------------------------------------------

           ----------------------------------------------------------
                              Address of Purchaser


           ----------------------------------------------------------
         Social Security or Taxpayer Identification Number of Purchaser

EXECUTION:

Please execute this Subscription Agreement by completing the appropriate section below.

1.   If the Subscriber is a CORPORATION, complete the following:

     The undersigned hereby represents, warrants and covenants that the undersigned has been duly authorized by all requisite action on the part of the corporation listed below (the "Corporation") to acquire the Shares, that the Corporation has all requisite authority to acquire such Shares, and that the Corporation was not formed for the purposes of acquiring such Shares.

     The officer signing below represents and warrants that each of the above representations, or agreements or understandings set forth herein has been made by the Corporation and that he or she has authority under the Articles of Incorporation, bylaws, and resolutions of the Board of Directors of such Corporation to execute and deliver this Subscription Agreement on behalf of the Corporation. Such officer has enclosed a true copy of the Articles of Incorporation, the bylaws and, as necessary, the resolutions of the Board of Directors authorizing a purchase of the investment herein, in each case as amended to date.

     ----------------------------------------------------
     Name of Corporation (Please type or print)

     State of Organization:
                           ------------------------------
     By:
        -------------------------------------------------
     Name:
          -----------------------------------------------
     Title:
           ----------------------------------------------

2.   If the Subscriber is a PARTNERSHIP, complete the following:

     The undersigned hereby represents, warrants and covenants that the undersigned is a general partner of the Partnership named below (the "Partnership"), has been duly authorized by the Partnership to acquire the Shares, the Partnership has all requisite authority to acquire such Shares, and that the Partnership was not formed for the purposes of acquiring such Shares.

     The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein has been made by the Partnership and he or she is authorized by such Partnership to execute and deliver this Subscription Agreement. Such General Partner has enclosed a true copy of the Partnership Agreement of said Partnership, as amended to date, together with a current and complete list of all Partners thereof.

     Name of Partnership (Please type or print)

     By:
        -------------------------------------------------
     Name:
          -----------------------------------------------
     Title:
           ----------------------------------------------

3.   If the Subscriber is a TRUST, complete the following:

     The undersigned, hereby represents, warrants and covenants that he or she is duly authorized by the terms of the trust instrument ("Trust Instrument") governing the trust ("Trust") set forth below to acquire the Shares and that the undersigned, as trustee, has all requisite authority to acquire such Shares for the Trust.

     The undersigned, as trustee, executing this Subscription Agreement on behalf of the Trust represents and warrants that each of the above representations or agreements or understandings set forth herein has been made by the Trust and he or she is authorized by such Trust to execute and deliver this Subscription Agreement. Such trustee encloses a true copy of the Trust Instrument of said Trust, as amended to date.

     ----------------------------------------------------
     Name of Trust (Please type or print)

     By:
        -------------------------------------------------
     Name:
          -----------------------------------------------
     Title:
           ----------------------------------------------

ACCEPTED by FutureOne, Inc. this _______ day of ___________, 2000.


                                        FUTUREONE, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

              FIRST AMENDMENT TO NEIGHBORCOMM(TM) SERVICE AGREEMENT


This First Amendment to NeighborComm  Service Agreement  ("First  Amendment") is
entered into this 12th day of May, 2000 ("Effective Date") by and between FutureOne Inc., a Nevada corporation ("FutureOne") and Morley Family Investments, LLLP, a Colorado limited liability limited partnership, ROCOLO VI, a Colorado limited liability company and Ridgeview Devp., LLC, an individual, or his assigns (hereinafter collectively referred to as "System Provider").

Whereas System Provider is an original customer of FutureOne and is willing to enter into this Agreement with FutureOne and to commit to installation of infrastructure on the Property, FutureOne and System Provider.

Therefore,  for good and valuable consideration,  the receipt and sufficiency of
which  are  hereby   acknowledged,   the  parties  hereto  agree  to  amend  the
NeighborComm Service Agreement ("Agreement") as follows:

1. Section VII (Common Stock of FutureOne) of the Agreement is amended and modified as follows:

Upon FutureOne's receipt and acceptance of the Investor Questionnaire attached to the Agreement as Exhibit D and pursuant to the schedule set forth on Exhibit B attached to the Agreement:

FutureOne shall issue shares of its common stock, par value $0.001 per share to System Provider in an initial aggregate amount equal to $400,000, which sum shall represent the anticipated cost of infrastructure installed and to be installed and paid for by System Provider during the first year of the Agreement. In the event that the infrastructure installed and paid for by System Provider is less than $400,000 during the first year of this Agreement, System Provider shall at the end of such one year period, escrow an amount equal to the difference between $400,000 and the actual amount of the infrastructure installed and paid for by System Provider during the first year of this Agreement (including the cost of any infrastructure installed and paid for by System Provider prior to this Agreement). Any such amounts escrowed shall be used exclusively for payment of the infrastructure to be installed pursuant to the schedule set forth on Exhibit B attached hereto. All Shares issued under the initial $400,000 issue, except those shares that equal the value of the infrastructure already installed as of the date of the Agreement, shall be held by FutureOne, with full power to cancel a pro-rata amount of such shares if System Provider fails to pay for the required amount of infrastructure or to escrow sufficient funds to complete the installation of $400,000 of infrastructure and the Shares shall be delivered pro-rata to System Provider only upon the actual transfer of infrastructure or escrow funds to FutureOne having a total value of up to $400,000. FutureOne shall issue to System Provider additional Shares of its Common Stock in consideration for infrastructure installed and paid for by System Provider in excess of the $400,000 first year commitment.

Any additional shares to be issued by FutureOne to System Provider upon expenditures of $100,000 or greater shall be determined as follows:

The value of the Common Stock shall be determined by the average of the closing prices of Common Stock as reported in the consolidated reporting system (for exchange traded securities and last sale reported for over-the-counter securities) for the 21 trading days immediately preceding the established date for issuance of such Infrastructure Repayment Tranches as specified in Section VII of the Agreement.

2. Section XIV (Termination) of the Agreement is amended and modified as follows:

Notwithstanding anything contained in the Agreement to the contrary, Service Provider shall have the right, at its option, to terminate this Agreement if FutureOne has not raised $3,000,000 in equity, debt or other financing within 90 calendar days after the Effective Date of the Agreement. During such 90day period after the Effective Date, Service Provider shall not be required to make any expenditures for infrastructure costs as required in the Agreement. In the event that Service Provider elects to terminate this Agreement under this Section herein (i) FutureOne shall cancel a pro-rata amount of the initial Shares issued to Service Provider in excess of the actual cost of infrastructure installed and paid for by Service Provider prior to the Effective Date and (ii) except for the indemnification and hold harmless provisions as set forth in
Section  XII and the  non-disclosure/confidentiality  provisions  set  forth  in
Section V of the Agreement, each party shall be relieved of any further liability or obligation to the other under the Agreement.

FUTUREONE, INC.                         MORLEY FAMILY INVESTMENTS, LLLP


By:                                     By:
    -------------------------------         -------------------------------

Name:                                   Name:
     ------------------------------         -------------------------------

Title:                                  Title:
      -----------------------------         -------------------------------


                                        RIDGEVIEW DEVP., LLC
ROCOLO VI, LLC                          RAY O'SULLIVAN OR HIS ASSIGNS


By:                                     By:
    -------------------------------         -------------------------------

Name:                                   Name:
     ------------------------------          ------------------------------

Title:                                  Title:
      -----------------------------           -----------------------------

                             LETTER OF UNDERSTANDING

April 28, 2000

Mssrs. Mark and Jim Morley
101 N. Cascade Ave.
Suite 310
Colorado Springs, CO 80903

Dear Mark & Jim:

This letter will confirm our understanding relative to providing ROCOLO IV, LLC, Ridgeview Devp., LLC, and Morley Family Investments, LLLP (collectively "ROCOLO/MFI") with incentive compensation to assist FutureOne in entering into a contract for the installation of a NeighborComm(TM) system and the promotion of NeighborComm to builders and residents in the Ridgeview development at Stetson Hills in Colorado Springs, Colorado.

1)   Upon  ("System  Provider")  signing  the  NeighborComm   Service  Agreement
     ("Contract") with FutureOne, Inc. ("FutureOne"):

     a. FutureOne will immediately issue ROCOLO/MFI 100,000 shares of FutureOne, restricted common stock at $1/share. The stock will be subject to piggyback registration rights, subject to underwriter discretion.

     b. ROCOLO/MFI will hold such stock to be issued above so that in the event that the NeighborComm Service agreement is canceled by the Service Provider, under the Addendum to the Agreement that provides for a possible termination of the Agreement within the next 90 days, that ROCOLO/MFI shall return such shares to FutureOne and if such shares are not returned to FutureOne hereby grants FutureOne the authority to cancel such shares on the records of the corporation.

2) Upon FutureOne completing purchases of infrastructure during the initial twelve (12) month period of the Contract, as specified under the Contract, FutureOne will pay ROCOLO/MFI an additional bonus in warrants. The warrant will be a cashless exercise warrant and extend for a period of seven years. The warrant will contain piggyback registration rights, subject to underwriter discretion. based on the following:

     a. A warrant to purchase shares equal to 15% of the number of shares issued to purchase infrastructure during the first twelve (12) months of the Contract.

Mssrs. Mark and Jim Morley
Page -2-

          Example: During the first twelve (12) months of the Contract, FutureOne purchases $400,000 of infrastructure at $2/share and issues 200,000 shares to complete the purchase. ROCOLO/MFI would be issued a warrant to purchase 30,000 shares.

     b. A warrant to purchase additional shares of FutureOne stock, based on any increased value of FutureOne stock, used to make any infrastructure purchase during the first twelve (12) months of the Contract, using a base price of FutureOne stock equal to $1.65/share.

          Example: The Market Price (as paid for infrastructure under the model contract) minus $1, divided by the Market Price divided into the number of shares needed to purchase the infrastructure at $1.65/share, less the number of shares actually used to purchase the infrastructure under the model.

          Average market price is $5 and FutureOne purchases an additional $200,000 of infrastructure.

          FutureOne would pay 40,000 shares to purchase the infrastructure under the Contract.

          If FutureOne had purchased infrastructure for $1.65/share they would have paid 121,212 shares with a value of $200,000, so FutureOne would now save 81,212 shares with a current value of $406,060.

          Therefor the ROCOLO/MFI bonus warrants, paid under this provision, would be for 81,212 shares/ ($5-$1)/$5 = 101,515 warrants at $1

          Therefor when ROCOLO/MFI exercises their warrants, they would pay $101,515 and sell for $507,575 thereby netting an additional $406,060 and since these would be cashless exercise warrants, they could pay nothing and simply receive 81,212 shares free and clear.

If the foregoing correctly sets forth our agreement, with respect to the matters contained herein please indicate by signing three (3) of this Agreement and returning one of such signed copies to the undersigned, whereupon this Agreement shall constitute a binding agreement between FutureOne and ROCOLO/MFI with respect to the matters set forth herein.

Mssrs. Mark and Jim Morley
Page -3-

Very truly yours,


Earl J. Cook
President/CEO
FutureOne, Inc.

ROCOLO VI LLC.,                         FUTUREONE INC.,
a Colorado limited liability company    a Nevada corporation


By:                                     By:
    -------------------------------         -------------------------------

Name:                                   Name:
     ------------------------------         -------------------------------

Title:                                  Title:
      -----------------------------         -------------------------------


MORLEY FAMILY INVESTMENTS, LLLP         RIDGEVIEW DEVP., LLC
a Colorado limited liability company    RAY O'SULLIVAN AND/OR ASSIGNS


By:                                     By:
    -------------------------------         -------------------------------

Name:                                   Name:
     ------------------------------         -------------------------------

Title:                                  Title:
      -----------------------------         -------------------------------

                             LETTER OF UNDERSTANDING


May 1, 2000

Mssrs. Mark and Jim Morley
101 N. Cascade Ave.
Suite 310
Colorado Springs, CO 80903

Dear Mark & Jim:

This letter will confirm our understanding relative to providing registration rights for One Hundred Thousand shares of FutureOne, Inc. restricted stock to be issued to System Provider under the NeighborComm Service Agreement of even date and as an addition to the First Amendment thereto of even date.

1. Section XIV (Termination) of the Agreement is amended and modified as follows:

Notwithstanding anything contained in the Agreement to the contrary, Service Provider shall have the right, at its option, to terminate this Agreement if FutureOne has not registered up to One Hundred Thousand shares of stock held by System Provider in an S-1 registration statement to be filed by FutureOne within 120 calendar days after the Effective Date of the Agreement. During such 120 day period after the Effective Date, Service Provider shall not be required to make any expenditures for infrastructure costs as required in the Agreement. In the event that Service Provider elects to terminate this Agreement under this Section herein (i) FutureOne shall cancel a pro-rata amount of the initial Shares issued to Service Provider in excess of the actual cost of infrastructure installed and paid for by Service Provider prior to the Effective Date and (ii) except for the indemnification and hold harmless provisions as set forth in
Section  XII and the  non-disclosure/confidentiality  provisions  set  forth  in
Section V of the Agreement, each party shall be relieved of any further liability or obligation to the other under the Agreement.

If the foregoing correctly sets forth our agreement, with respect to the matters contained herein please indicate by signing four (4) of this Agreement and returning one of such signed copies to the undersigned, whereupon this Agreement shall constitute a binding agreement between FutureOne and Service Provider with respect to the matters set forth herein

Very truly yours,


Earl J. Cook
President/CEO
FutureOne, Inc.

FUTUREONE, INC.                         MORLEY FAMILY INVESTMENTS, LLLP


By:                                     By:
    -------------------------------         -------------------------------

Name:                                   Name:
     ------------------------------         -------------------------------

Title:                                  Title:
      -----------------------------         -------------------------------


                                        RIDGEVIEW DEVP. LLC
ROCOLO VI, LLC                          RAY O'SULLIVAN OR HIS ASSIGNS


By:                                     By:
    -------------------------------         -------------------------------

Name:                                   Name:
     ------------------------------          ------------------------------

Title:                                  Title:
      -----------------------------           -----------------------------